                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 1997
                                                         -----------------


                          MICROLEAGUE MULTIMEDIA, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)




        Pennsylvania                     1-11743                 23-2563090
        ------------                     -------                 ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
 of Incorporation)                     File Number)          Identification No.)




                         1001 Millersville Road
                         Lancaster, Pennsylvania,         19899
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




                                 (717) 872-6567
                                 --------------
              (Registrant's telephone number, including area code)



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Item 4.  Changes in Registrant's Certifying Accountant.

                  The Registrant's independent accountants, Coopers & Lybrand LLP resigned effective November 14, 1997. The reason for its resignation was the continuing non-payment of outstanding bills due to Coopers & Lybrand LLP from the Registrant. There were no disagreements between management and the independent accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The report of the independent accountamts during the past two years did not contain an adverse opinion or disclaimer of opinion, nor was any such report modified as to uncertainty, audit scope or procedure.

                  The Company is interviewing candidates to serve as its new independent accountants.



Item 5.  Other Events.

                  The Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 was filed today, November 21, 1997. Such Report was due November 14, 1997.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MICROLEAGUE MULTIMEDIA, INC.



                                                    By:  /s/ Neil B. Swartz
                                                         -----------------------
                                                         Neil B. Swartz
                                                         Chief Executive Officer


Dated:  November 21, 1997